UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 23, 2025
SERVICE PROPERTIES TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)
Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458-1634
(Address of Principal Executive Offices) (Zip Code)
617-964-8389
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each Exchange on which Registered
Common Shares of Beneficial Interest	SVC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the term "SVC" refers to Service Properties Trust and its consolidated subsidiaries, unless otherwise noted.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 23, 2025, SVC sold three hotels with a total of 399 keys located in three states for a combined sales price of $22.5 million, excluding closing costs, pursuant to one of the agreements that SVC previously entered into to sell 113 hotels with a total of 14,803 keys for a combined sales price of $913.3 million, excluding closing costs, or the Sale Hotels. To date, SVC has sold 23 of the Sale Hotels with a total of 3,166 keys for a combined sales price of $158.2 million, excluding closing costs, and SVC remains under agreement to sell 90 Sale Hotels with a total of 11,637 keys for a combined sales price of $755.1 million, excluding closing costs. The remaining 90 Sale Hotels with be sold in phases, expected to be completed by the end of 2025. As previously disclosed, SVC expects to use the proceeds from the sales of the Sale Hotels to repay debt, including a portion of the outstanding borrowings under its revolving credit facility.

For further information regarding SVC's completed hotel sales, please see its Current Reports on Form 8-K filed with the Securities and Exchange Commission, or the SEC, on September 10, 2025, September 18, 2025, and September 24, 2025.

Warning Concerning Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever SVC uses words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, SVC is making forward-looking statements. These forward-looking statements are based upon SVC’s present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by SVC’s forward-looking statements as a result of various factors. For example, the pending sales of the remaining Sale Hotels are subject to conditions; accordingly, SVC cannot be sure that it will complete these sales, that these sales will not be delayed, that the terms will not change or, if the sales are completed, that it will use the proceeds as currently expected.

The information contained in SVC’s filings with the SEC, including under the caption “Risk Factors” in SVC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, or incorporated herein or therein, identifies other important factors that could cause differences from SVC’s forward-looking statements. SVC’s filings with the SEC are available on the SEC’s website at www.sec.gov.

You should not place undue reliance upon SVC’s forward-looking statements.

Except as required by law, SVC does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICE PROPERTIES TRUST

		By:	/s/ Brian E. Donley
		Name:	Brian E. Donley
		Title:	Chief Financial Officer and Treasurer

Dated:	September 29, 2025

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